                                                                                                     EXECUTION COPY

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                   as Purchaser,

                                                GMAC MORTGAGE, LLC,

                                              as Seller and Servicer,

                                     WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                                    as Seller,

                                      GMACM HOME EQUITY LOAN TRUST 2007-HE2,

                                                    as Issuer,

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                               as Indenture Trustee

                                   ____________________________________________

                                         MORTGAGE LOAN PURCHASE AGREEMENT
                                   ____________________________________________

                                             Dated as of June 28, 2007

ARTICLE I DEFINITIONS 3

ARTICLE V SERVICING   22

EXHIBIT 1 MORTGAGE LOAN SCHEDULE.....................................................................Exhibit 1-B-1

EXHIBIT 2 FORM OF SUBSEQUENT TRANSFER AGREEMENT........................................................Exhibit 2-1

EXHIBIT 2 FORM OF ADDITION NOTICE .....................................................................Exhibit 3-1

         This Mortgage Loan Purchase  Agreement (the  "Agreement"),  dated as of June 28, 2007,  is made among GMAC
Mortgage,  LLC, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"),  Walnut Grove Mortgage Loan
Trust  2003-A,  as seller  ("WG Trust  2003" and,  together  with  GMACM,  each a "Seller"  and  collectively,  the
"Sellers"),  Residential  Asset Mortgage  Products,  Inc., as purchaser (the  "Purchaser"),  GMACM Home Equity Loan
Trust 2007-HE2, as issuer (the "Issuer"),  and The Bank of New York Trust Company,  N.A., as indenture trustee (the
"Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  GMACM,  in the ordinary  course of its business  acquires and  originates  home equity loans and acquired or  originated  all of the home equity loans listed on the Mortgage  Loan  Schedule  attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

         WHEREAS,  GMACM sold a portion of the Initial  Mortgage Loans (the "WG Trust 2003 Initial Mortgage Loans")
and intends to sell a portion of the  Subsequent  Mortgage Loans to be sold by WG Trust 2003  hereunder,  to Walnut
Grove Funding,  LLC ("Walnut  Grove"),  pursuant to a Mortgage Loan Purchase  Agreement (the "Walnut Grove Purchase
Agreement"),  dated as of  January 31,  2003 (each date of sale, a "Prior  Transfer  Date") among Walnut Grove,  as purchaser, GMACM, as seller, WG Trust 2003, as Issuer and Bank One, National Association, as trustee;

         WHEREAS,  Walnut Grove sold the WG Trust 2003 Initial  Mortgage Loans to WG Trust 2003 pursuant to a Trust
Agreement,  dated as of January 31, 2003,  between  Walnut Grove,  as depositor and Wilmington  Trust  Company,  as owner trustee;

         WHEREAS,  GMACM owns the Cut-Off  Date  Principal  Balances and the Related  Documents  for the portion of
Initial  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule  attached  as Exhibit 1-A hereto (the "GMACM
Initial  Mortgage  Loans"),  including  rights to  (a) any  property  acquired  by  foreclosure  or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

         WHEREAS,  WG Trust  2003 owns the  Cut-Off  Date  Principal  Balances  and the Related  Documents  for the
WG Trust 2003 Initial  Mortgage Loans  identified on the Mortgage Loan  Schedule-B  attached as Exhibit 1-B hereto, including  rights to (a) any  property  acquired by foreclosure  or deed in lieu of  foreclosure or otherwise,  and
(b) the proceeds of any insurance policies covering the WG Trust 2003 Initial Mortgage Loans;

         WHEREAS,  the parties hereto desire that: (i) GMACM sell the Cut-Off Date Principal  Balances of the GMACM
Initial  Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement  together with the Related  Documents  relating to the GMACM Initial  Mortgage  Loans  created on or after the Cut-Off Date,  (ii)
WG Trust  2003 sell the Cut-Off  Date  Principal  Balances  of the  WG Trust  2003  Initial  Mortgage  Loans to the
Purchaser  on the  Closing  Date  pursuant  to the terms of this  Agreement  together  with the  Related  Documents relating to the WG Trust 2003 Initial  Mortgage  Loans created on or after the Cut-Off Date,  (iii) the Sellers may sell  Subsequent  Mortgage  Loans to the Issuer on one or more  Subsequent  Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement,  and (iv) the related Seller and GMACM make certain  representations and warranties on the Closing Date and on each Subsequent Transfer Date;

         WHEREAS,  pursuant  to the Trust  Agreement,  the  Purchaser  will  sell the  Initial  Mortgage  Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

         WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue the Notes,  secured by the Trust
Estate;

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.1.......Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the  Definitions  contained in Appendix A to the indenture dated as of June 28, 2007 (the
"Indenture"),  between the Issuer and the Indenture  Trustee,  which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2.......Other  Definitional  Provisions.  All terms  defined in this  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered  pursuant  hereto  unless  otherwise defined therein.

         As used in this Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto,  accounting  terms not  defined  in this  Agreement  or in any such  certificate  or other  document,  and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other document are inconsistent with the meanings of such terms under generally accepted  accounting  principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

         The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Agreement shall refer to this  Agreement  as a whole and not to any  particular  provision of this  Agreement;  Section and Exhibit references  contained in this  Agreement  are  references to Sections and Exhibits in or to this  Agreement  unless otherwise specified;  the term "including" shall mean "including without limitation";  "or" shall include "and/or";
and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         The  definitions  contained in this  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

ARTICLE II

                                   SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1.......Sale of Initial Mortgage Loans.

(a)      GMACM,  by the  execution  and  delivery  of this  Agreement,  does hereby  sell,  assign,  set over,  and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the following,  wherever located:  (i) the GMACM Initial Mortgage Loans (including the Cut-Off Date Principal  Balances of the GMACM Initial Mortgage Loans now existing),  all interest accruing thereon,  all monies due or to become due thereon,  and all  collections  in respect  thereof  received  on or after the Cut-Off  Date  (other than  interest thereon in respect of any period prior to the Cut-Off Date);  (ii) the interest of GMACM in any insurance  policies in respect of the GMACM Initial Mortgage Loans; and (iii) all proceeds of the foregoing.

(b)      Reserved.

(c)      WG Trust 2003, by the execution and delivery of this Agreement,  does hereby sell,  assign,  set over, and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the following,  and wherever  located:  (i) the WG Trust Initial  Mortgage Loans  (including the Cut-Off Date Principal
Balances of the WG Initial  Mortgage  Loans now  existing),  all interest  accruing  thereon,  all monies due or to become due  thereon,  and all  collections  in respect  thereof  received on or after the Cut-Off  Date (other than interest  thereon in respect of any period prior to the Cut-Off  Date);  (ii) the WG Trust  2003's  interest in any insurance  policies  in  respect  of the WG Trust  2003  Initial  Mortgage  Loans;  and (iii) all  proceeds  of the foregoing.

(d)      In  connection  with the  conveyance  by GMACM of the GMACM  Initial  Mortgage  Loans  and any  Subsequent
Mortgage  Loans,  GMACM  further  agrees,  at its own expense,  on or prior to the Closing Date with respect to the
Principal  Balances of the GMACM Initial Mortgage Loans and on or prior to the related  Subsequent  Cut-Off Date in the case of such  Subsequent  Mortgage  Loans  sold by it, to  indicate  in its books  and  records  that the GMACM
Initial  Mortgage  Loans  have been sold to the  Purchaser  pursuant  to this  Agreement,  and,  in the case of the
Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent  Transfer Agreement,  and to deliver to the  Purchaser  true and complete  lists of all of the Mortgage  Loans sold by GMACM  specifying  for each Mortgage
Loan (i) its  account  number and (ii) its Cut-Off Date  Principal  Balance or  Subsequent  Cut-Off Date  Principal
Balance.  The Mortgage Loan Schedule  indicating such  information with respect to the Mortgage Loans sold by GMACM shall  be  marked  as  Exhibit  1-A to this  Agreement  and is  hereby  incorporated  into  and made a part of this
Agreement.

(e)      In  connection  with the  conveyance  by WG Trust  2003 of the  WG Trust  Initial  Mortgage  Loans and any
Subsequent  Mortgage Loans,  such Seller further agrees,  at its own expense,  on or prior to the Closing Date with respect  to the  Principal  Balances  of such  WG Trust  Initial  Mortgage  Loans  and on or prior  to the  related
Subsequent  Cut-Off  Date in the case of such  Subsequent  Mortgage  Loans sold by it, to indicate in its books and records that the  respective  WG Trust  Initial  Mortgage  Loans have been sold to the  Purchaser  pursuant to this
Agreement,  and, in the case of the Subsequent  Mortgage Loans,  to the Issuer  pursuant to the related  Subsequent
Transfer  Agreement.  GMACM,  as Servicer of the  Mortgage  Loans sold by WG Trust  2003,  agrees to deliver to the
Purchaser  true and complete  lists of all of the Mortgage  Loans sold by each Seller  specifying for each Mortgage
Loan (i) its account  number and (ii) its Cut-Off Date  Principal  Balance or  Subsequent  Cut-Off  Date  Principal
Balance.  The Mortgage  Loan  Schedule  indicating  such  information  with  respect to the Mortgage  Loans sold by
WG Trust 2003 shall be marked as Exhibit 1-B to this Agreement and is hereby  incorporated  into and made a part of this Agreement.

(f)      In  connection  with the  conveyance  by GMACM of the GMACM  Initial  Mortgage  Loans  and any  Subsequent
Mortgage  Loans sold by it and the  conveyance  by WG Trust  2003 of the WG Trust  Initial  Mortgage  Loans and any
Subsequent  Mortgage Loans sold by such Seller,  GMACM shall,  (A) with respect to each Mortgage Loan, on behalf of the Purchaser  deliver to, and deposit with the Custodian,  at least five (5) Business Days before the Closing Date in the case of an Initial  Mortgage  Loan,  and,  on behalf of the  Issuer,  three (3)  Business  Days prior to the related  Subsequent  Transfer Date in the case of a Subsequent  Mortgage Loan, the original  Mortgage Note endorsed or assigned  without  recourse  in blank  (which  endorsement  shall  contain  either an  original  signature  or a facsimile  signature  of an  authorized  officer of GMACM) or, with  respect to any  Mortgage  Loan as to which the original  Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  a Lost Note Affidavit, and any  modification  agreement or amendment to such  Mortgage  Note and (B) except as provided in clause (A) with respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.

         Within the time  period for the review of each  Mortgage  Note set forth in Section  2.2 of the  Custodial
Agreement,  if a material defect in any Mortgage Note is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage Loans), the  Noteholders,  the  Certificateholders  or the Enhancer in such Mortgage  Loan,  including  GMACM's  failure to deliver the  Mortgage  Note to the  Custodian  on behalf of the  Indenture  Trustee,  GMACM shall cure such defect, repurchase the related  Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and warranties as to the Mortgage  Loans,  provided that a Seller shall have the option to substitute an Eligible  Substitute Loan or Loans for such Mortgage Loan only if such  substitution  occurs within two years  following the Closing Date. If a material  defect in any of the  documents  in the  Mortgage  File held by the  Servicer is  discovered  which may materially and adversely affect the value of the related  Mortgage Loan, or the interests of the Indenture  Trustee
(as pledgee of the Mortgage  Loans),  the  Noteholders,  the  Certificateholders  or the Enhancer in such  Mortgage
Loan,  including  GMACM's  failure to deliver such  documents to the Servicer on behalf of the  Indenture  Trustee,
GMACM shall cure such defect,  repurchase  the related  Mortgage  Loan at the  Repurchase  Price or  substitute  an
Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and  warranties  as to the  Mortgage  Loans,  provided  that a Seller shall have the option to substitute an Eligible  Substitute  Loan or Loans for such Mortgage  Loan only if such  substitution  occurs within two years following the Closing Date.

         Upon sale of the Initial  Mortgage Loans,  the ownership of each Mortgage Note, each related  Mortgage and the contents of the related  Mortgage  File shall be vested in the  Purchaser  and the ownership of all records and documents  with respect to the Initial  Mortgage Loans that are prepared by or that come into the possession of any
Seller,  as a seller of the Initial  Mortgage  Loans  hereunder or by GMACM in its  capacity as Servicer  under the
Servicing  Agreement shall  immediately vest in the Purchaser,  and shall be promptly  delivered to the Servicer in the case of the  documents in  possession  of WG Trust  2003 and retained and  maintained  in trust by GMACM as the
Servicer  (except for the Mortgage  Notes,  which shall be retained by the Custodian) at the will of the Purchaser, in such custodial  capacity only. Each Seller's  records will accurately  reflect the sale of each Initial Mortgage
Loan sold by it to the Purchaser.

         The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and  interest to the  property conveyed to it pursuant to this Section 2.1.

(g)      The parties hereto intend that the transactions  set forth herein  constitute a sale by the Sellers to the
Purchaser of each of the Sellers' right,  title and interest in and to their respective  Initial Mortgage Loans and other property as and to the extent  described  above.  In the event the  transactions  set forth herein are deemed not to be a sale,  each Seller hereby grants to the  Purchaser a security  interest in all of such Seller's  right, title and interest in, to and under all accounts,  chattel papers,  general intangibles,  contract rights,  payment intangibles,  certificates of deposit, deposit accounts, instruments,  documents, letters of credit, money, advices of credit,  investment  property,  goods and other property  consisting of, arising under or related to the Initial
Mortgage Loans and such other property,  to secure all of such Seller's obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents,  including the filing of any  continuation  statements with respect to the UCC-1  financing  statements  filed with respect to the Initial  Mortgage  Loans by the Purchaser on the Closing Date, and any  amendments  thereto  required to reflect a change in the name or corporate  structure of such Seller or the filing of any additional  UCC-1 financing  statements due to the change in the principal  office or jurisdiction of  incorporation  of such Seller,  as are necessary to perfect and protect the Purchaser's and its assignees'  interests in each Initial  Mortgage  Loan and the proceeds  thereof.  The Servicer  shall file any such continuation statements on a timely basis.

(h)      In  connection  with the  assignment of any Mortgage  Loan  registered on the MERS(R)System,  GMACM further agrees that it will  cause,  at GMACM's own  expense,  as soon as  practicable  after the Closing  Date,  the MERS(R)
System to indicate that such Mortgage Loan has been assigned by GMACM to the Indenture  Trustee in accordance  with this Agreement or the Trust  Agreement for the benefit of the  Noteholders  by including (or deleting,  in the case of  Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement)  in such  computer  files (a) the specific  code which  identifies  the  Indenture  Trustee as the assignee of such  Mortgage Loan and (b) the series specific code in the field "Pool Field" which  identifies  the series of the Notes issued in  connection  with such
Mortgage  Loans.  GMACM agrees that it will not alter the codes  referenced in this  paragraph  with respect to any
Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is  repurchased in accordance with the terms of this Agreement.

Section 2.2.......Sale of Subsequent Mortgage Loans.

(a)      Subject to the  conditions  set forth in paragraphs  (b) and (c) below (the  satisfaction  of which (other than the  conditions  specified in  paragraphs  (b)(i),  (b)(ii) and  (b)(iii))  shall be evidenced by an Officer's
Certificate of GMACM dated the date of the related  Subsequent  Transfer  Date), in  consideration  of the Issuer's payment of the purchase  price provided for in Section 2.3 on one or more  Subsequent  Transfer Dates using amounts on deposit in the Pre-Funding  Account),  each Seller may, on the related Subsequent Transfer Date, sell, transfer, assign,  set over and convey  without  recourse to the Issuer but subject to the other terms and provisions of this
Agreement all of the right,  title and interest of such Seller in and to (i) Subsequent  Mortgage Loans  identified on the related Mortgage Loan Schedule attached to the related Subsequent  Transfer Agreement  delivered by GMACM on such  Subsequent  Transfer  Date,  (ii) all money due or to become  due on such  Subsequent  Mortgage  Loan and all collections  received  on or after the related  Subsequent  Cut-Off  Date and (iii) all items with  respect to such
Subsequent  Mortgage  Loans to be  delivered  pursuant  to  Section  2.1 above and the other  items in the  related
Mortgage Files;  provided,  however,  that the Seller of a Subsequent Mortgage Loan reserves and retains all right, title and interest in and to principal  received and interest  accruing on such  Subsequent  Mortgage Loan prior to the related  Subsequent  Cut-Off Date.  Any transfer to the Issuer by a Seller of Subsequent  Mortgage  Loans shall be  absolute,  and is  intended  by the Issuer and such  Seller to  constitute  and to be treated as a sale of such
Subsequent  Mortgage  Loans by such Seller to the Issuer.  In the event that any such  transaction is deemed not to be a sale,  GMACM and WG Trust 2003, as the case may be, hereby grant to the Issuer as of each Subsequent  Transfer
Date a security interest in all of such Seller's right,  title and interest in, to and under all accounts,  chattel papers,  general intangibles,  payment  intangibles,  contract rights,  certificates of deposit,  deposit accounts, instruments,  documents,  letters  of  credit,  money,  advices of  credit,  investment  property,  goods and other property  consisting  of,  arising  under or  related  to the  related  Subsequent  Mortgage  Loans and such  other property,  to secure all of such Seller's  obligations  hereunder,  and this Agreement shall  constitute a security agreement  under  applicable  law. Each Seller agrees to take or cause to be taken such actions and to execute such documents,  including the filing of all necessary  UCC-1  financing  statements  filed in the State of Delaware and the  Commonwealth  of  Pennsylvania  (which shall be  submitted  for filing as of the related  Subsequent  Transfer
Date),  any  continuation  statements with respect thereto and any amendments  thereto required to reflect a change in the name or corporate  structure of such Seller or the filing of any additional  UCC-1 financing  statements due to the change in the  principal  office or  jurisdiction  of  incorporation  of such  Seller,  as are  necessary to perfect and  protect  the  interests  of the Issuer and its  assignees  in each  Subsequent  Mortgage  Loan and the proceeds thereof.  The Servicer shall file any such continuation statements on a timely basis.

         The Issuer on each  Subsequent  Transfer Date shall  acknowledge  its  acceptance of all right,  title and interest to the related  Subsequent  Mortgage Loans and other  property,  existing on the Subsequent  Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

         The Issuer  shall be  entitled  to all  scheduled  principal  payments  due on and after  each  Subsequent
Cut-Off Date,  all other  payments of principal due and collected on and after each  Subsequent  Cut-Off Date,  and all  payments of interest  on any  related  Subsequent  Mortgage  Loans,  minus that  portion of any such  interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date.

(b)      Any  Seller may  transfer  to the  Issuer  Subsequent  Mortgage  Loans and the other  property  and rights related thereto  described in Section 2.2(a) above,  and during the Pre-Funding  Period,  upon the release of funds on deposit in the Pre-Funding  Account, in accordance with the Servicing  Agreement,  only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)      such Seller or GMACM,  as Servicer,  shall have provided the Indenture  Trustee,  the Rating  Agencies and the Enhancer with a timely Addition Notice  substantially  in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related  Subsequent  Transfer Date, and shall  designate the Subsequent
Mortgage Loans to be sold to the Issuer,  the aggregate  Principal Balance of such Subsequent  Mortgage Loans as of the related  Subsequent  Cut-Off Date and any other  information  reasonably  requested by the Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

(ii)     such Seller shall have  delivered to the  Indenture  Trustee and the Enhancer a duly  executed  Subsequent
Transfer  Agreement  substantially  in the form of Exhibit 2, (A)  confirming  the  satisfaction  of each condition precedent  and  representations  specified  in  this  Section  2.2(b)  and in  Section  2.2(c)  and in the  related
Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii)    as of each Subsequent  Transfer Date, as evidenced by delivery to the Indenture  Trustee of the Subsequent
Transfer  Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent,  made insolvent by such transfer or aware of any pending insolvency;

(iv)     such sale and transfer  shall not result in a material  adverse tax  consequence  to the Issuer or, due to any action or inaction on the part of the respective Seller, to the Securityholders or the Enhancer; and

(v)      the Enhancer  shall have approved the sale of the Subsequent  Mortgage Loans (which  approval shall not be unreasonably  withheld)  within five (5) Business Days of receipt of an electronic  file containing the information regarding the  Subsequent  Mortgage Loans that was delivered to the Enhancer prior to the Closing Date with respect to the Initial  Mortgage  Loans;  provided,  that if the Enhancer shall not have notified the respective  Seller or
GMACM within such five (5) Business  Days that the Enhancer does not so approve,  such sale of Subsequent  Mortgage
Loans shall be deemed approved by the Enhancer.

(c)      The  obligation of the Issuer to purchase a Subsequent  Mortgage Loan on any  Subsequent  Transfer Date is
subject to the following  conditions:  (i) each such Subsequent  Mortgage Loan must satisfy the representations and warranties  specified in the related  Subsequent  Transfer  Agreement and this  Agreement;  (ii) no such Seller has selected such  Subsequent  Mortgage  Loans in a manner that it  reasonably  believes is adverse to the interests of the  Noteholders or the Enhancer;  and (iii) as of the related  Subsequent  Cut-Off Date each  Subsequent  Mortgage
Loan  will  satisfy  the  following  conditions:  (A) such  Subsequent  Mortgage  Loan  may not be 30 or more  days contractually  delinquent  as of the  related  Subsequent  Cut-Off  Date and no more than  1.00% of the  Subsequent
Mortgage Loans will have been 30 or more days delinquent in the twelve months  preceding the applicable  Subsequent
Transfer  Date;  (B) the  original  stated term to maturity of such  Subsequent  Mortgage  Loan will not exceed 360 months;  (C) such Subsequent  Mortgage Loan will be underwritten  substantially in accordance with the criteria set forth under  "Description of the Mortgage Loans-- Underwriting  Standards" in the Prospectus  Supplement;  (D) such
Subsequent  Mortgage Loan must have a CLTV at origination  of no more than 100.00%;  (E) such  Subsequent  Mortgage
Loan shall not provide for negative  amortization;  (F) following the purchase of such Subsequent Mortgage Loans by the  Issuer,  the  Mortgage  Loans  included in the Trust  Estate must have a weighted  average  interest  rate,  a weighted  average  remaining term to maturity and a weighted  average CLTV at  origination,  as of each  Subsequent
Cut-Off  Date,  that does not vary  materially  from the Initial  Mortgage  Loans  included  initially in the Trust
Estate,  and the percentage of Mortgage Loans (by aggregate  principal balance) that are secured by second liens on the related  Mortgaged  Properties  shall be no greater than the  percentage of Initial  Mortgage  Loans;  (G) such
Subsequent  Mortgage  Loan must be secured by a mortgage in a first or second lien  position;  (H) such  Subsequent
Mortgage  Loan must not have an  interest  rate  below  5.000%;  (J)  following  the  purchase  of such  Subsequent
Mortgage  Loan by the Issuer,  the  Subsequent  Mortgage  Loans  included in the Trust  Estate must have a weighted average  interest  rate of at least  8.825%,  a weighted  average  Principal  Balance of not more than  $55,000,  a concentration  in any one  state of more  than  25.00%;  and (K) the  remaining  term to  stated  maturity  of such
Subsequent Mortgage Loan must not extend beyond November 2037.

         Subsequent  Mortgage  Loans with  characteristics  materially  varying  from those set forth  above may be purchased  by the  Issuer  and  included  in the  Trust  Estate  if they are  acceptable  to the  Enhancer,  in its reasonable discretion;  provided,  however, that the addition of such Subsequent Mortgage Loans will not materially affect the aggregate characteristics of the Mortgage Loans in the Trust Estate.

         Neither of the Sellers shall  transfer  Subsequent  Mortgage  Loans with the intent to mitigate  losses on
Mortgage Loans previously transferred.

(d)      Within  five  Business  Days  after each  Subsequent  Transfer  Date,  GMACM  shall  deliver to the Rating
Agencies,  the Indenture Trustee and the Enhancer a copy of the a Mortgage Loan Schedule  reflecting the Subsequent
Mortgage Loans in electronic format.

(e)      In the event  that a mortgage  loan is not  acceptable  to the  Enhancer  as a  Subsequent  Mortgage  Loan
pursuant to Section  2.2(b)(vi)  hereof, the Enhancer and GMACM may mutually agree to the transfer of such mortgage loan to the Issuer as a  Subsequent  Mortgage  Loan,  subject to any increase in the  Overcollateralization  Amount that may be agreed to by GMACM and the Enhancer  pursuant to the  Indenture,  in which event GMACM shall deliver to the Issuer and the  Indenture  Trustee,  with a copy to the  Enhancer,  an  Officer's  Certificate  confirming  the agreement  to the transfer of such  Subsequent  Mortgage  Loan and  specifying  the amount of such  increase in the
Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by GMACM.

Section 2.3.......Payment of Purchase Price.
(a)      The  sale  of  the  Initial  Mortgage  Loans  shall  take  place  on  the  Closing  Date,  subject  to and simultaneously  with the deposit of the Initial  Mortgage Loans into the Trust Estate,  the deposit of the Original
Pre-Funded  Amount and the  Interest  Coverage  Amount into the Pre Funding  Account and the  Capitalized  Interest
Account,  respectively,  and the issuance of the  Securities.  The purchase  price for the GMACM  Initial  Mortgage
Loans to be paid by the  Purchaser  to GMACM on the Closing  Date shall be an amount  equal to  $514,499,803.10  in immediately  available funds,  together with the  Certificates,  in respect of the Cut-Off Date Principal  Balances thereof.  The purchase  price for the WG Trust 2003 Initial  Mortgage Loans to be paid by the Purchaser to WG Trust
2003 on the Closing Date shall be an amount equal to  $403,122,187.36  in immediately  available  funds, in respect of the Cut-Off Date Principal  Balances  thereof.  The purchase price paid for any Subsequent  Mortgage Loan by the
Indenture  Trustee from funds on deposit in the Pre-Funding  Account,  at the direction of the Issuer,  pursuant to the terms hereunder shall be one-hundred  percent (100%) of the Subsequent  Cut-Off Date Principal  Balance thereof
(as identified on the Mortgage Loan Schedule  attached to the related  Subsequent  Transfer  Agreement  provided by
GMACM).

(b)      In  consideration  of the sale of the  GMACM  Initial  Mortgage  Loans by  GMACM to the  Purchaser  on the
Closing  Date,  the  Purchaser  shall pay to GMACM on the Closing Date by wire  transfer of  immediately  available funds to a bank account  designated  by GMACM,  the amount  specified  above in paragraph (a) for the GMACM Initial
Mortgage  Loans;  provided,  that such payment may be on a net funding basis if agreed by GMACM and the  Purchaser.
In  consideration  of the sale of any  Subsequent  Mortgage  Loan by GMACM to the Issuer,  the Issuer  shall pay to
GMACM by wire transfer of immediately  available funds to a bank account  designated by GMACM, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by GMACM.

(c)      In  consideration  of the  sale of the  WG Trust  2003  Initial  Mortgage  Loans by  WG Trust  2003 to the
Purchaser on the Closing  Date,  the  Purchaser  shall pay to WG Trust 2003 on the Closing Date by wire transfer of immediately  available  funds to a bank  account  designated  by  WG Trust  2003,  the  amount  specified  above in paragraph (a) for the WG Trust 2003 Initial  Mortgage  Loans;  provided,  that such payment may be on a net funding basis if agreed by WG Trust 2003 and the Purchaser.  In consideration  of the sale of any Subsequent  Mortgage Loan by WG Trust 2003 to the Issuer,  the Issuer shall pay to WG Trust 2003 by wire  transfer of  immediately  available funds to a bank  account  designated  by  WG Trust  2003,  the amount  specified  above in  paragraph  (a) for each
Subsequent Mortgage Loan sold by WG Trust 2003.

ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES FOR BREACH

Section 3.1.......Representations  and  Warranties.GMACM  represents  and  warrants  to  the  Purchaser,  as of the
Closing  Date  and as of each  Subsequent  Transfer  Date  (or if  otherwise  specified  below,  as of the  date so specified):

         (a)......As to GMACM:

(i)      GMACM is a limited  liability  company duly  organized,  validly  existing and in good standing  under the laws of the  jurisdiction  governing its creation and  existence  and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary  to ensure the  enforceability  of each Mortgage Loan;

(ii)     GMACM has the power and  authority  to make,  execute,  deliver  and perform  its  obligations  under this
Agreement and each Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated under this Agreement and each such Subsequent Transfer  Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)    GMACM is not required to obtain the consent of any other Person or any  consents,  licenses,  approvals or authorizations  from, or  registrations  or  declarations  with, any  governmental  authority,  bureau or agency in connection  with the  execution,  delivery,  performance,  validity  or  enforceability  of this  Agreement  or any
Subsequent Transfer Agreement, except for such consents,  licenses,  approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)     The  execution  and delivery of this  Agreement  and any  Subsequent  Transfer  Agreement by GMACM and its
performance and compliance with the terms of this Agreement and each such  Subsequent  Transfer  Agreement will not violate GMACM's  Certificate of Incorporation  or Bylaws or constitute a material default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or result in the material breach of, any material  contract,  agreement or other  instrument to which GMACM is a party or which may be applicable to
GMACM or any of its assets;

(v)      No litigation before any court,  tribunal or governmental body is currently  pending,  or to the knowledge of GMACM threatened,  against GMACM or with respect to this Agreement or any Subsequent  Transfer Agreement that in the opinion of GMACM has a reasonable  likelihood  of resulting in a material  adverse  effect on the  transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)     Reserved;

(vii)    This Agreement and each Subsequent  Transfer Agreement to which it is a party,  constitutes a legal, valid and binding obligation of GMACM,  enforceable  against GMACM in accordance with its terms, except as enforceability may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other  similar laws now or hereafter in effect  affecting the  enforcement of creditors'  rights in general and except as such  enforceability may be limited by general  principles  of equity  (whether  considered  in a proceeding  at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii)   This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and interest of GMACM in and to the GMACM Initial  Mortgage Loans,  including the Cut-Off Date Principal  Balances with respect  to the GMACM  Initial  Mortgage  Loans,  all monies due or to become  due with  respect  thereto,  and all proceeds of such  Cut-Off Date  Principal  Balances  with respect to the GMACM  Initial  Mortgage  Loans;  and this
Agreement and the related  Subsequent  Transfer  Agreement,  when  executed,  will  constitute a valid transfer and assignment  to the Issuer of all right,  title and  interest  of GMACM in and to the  related  Subsequent  Mortgage
Loans,  including Cut-Off Date Principal  Balances existing on the related  Subsequent  Cut-Off Date and all monies due or to become due with respect  thereto,  and all proceeds of each Subsequent  Cut-Off Date Principal  Balances;
and

(ix)     GMACM is not in  default  with  respect to any order or decree of any court or any  order,  regulation  or demand of any federal,  state,  municipal or governmental  agency, which default might have consequences that would materially  and adversely  affect the condition  (financial or otherwise) or operations of GMACM or its  properties or might have consequences that would materially adversely affect its performance hereunder;

         (b)......As to each Initial  Mortgage Loan (except as otherwise  specified  below) as of the Closing Date, or with respect to each Subsequent  Mortgage Loan as of the related  Subsequent  Transfer Date (except as otherwise specified below):

(i)      The  information  set forth in the  Mortgage  Loan  Schedule  with  respect to each  Mortgage  Loan or the
Mortgage  Loans is true and  correct  in all  material  respects  as of the date or  dates  respecting  which  such information is initially furnished;

(ii)     With  respect  to each of the  WG Trust  Initial  Mortgage  Loans or, as  applicable,  any the  Subsequent
Mortgage  Loans sold by  WG Trust  2003 as of each Prior  Transfer  Date:  (A) the  related  Mortgage  Note and the
Mortgage  had not been  assigned or  pledged,  except for any  assignment  or pledge  that has been  satisfied  and released,  (B) immediately  prior to the  assignment of such Mortgage  Loans to Walnut Grove,  GMACM had good title thereto and (C)  immediately  prior to such  assignment,  GMACM was the sole owner and holder of the Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than, with respect to any Mortgage Loan in a second lien  position,  the lien of the related  first  mortgage) of any nature and had full right and authority,  under all governmental and regulatory  bodies having  jurisdiction  over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the related Walnut Grove Purchase Agreement;

(iii)    With respect to the GMACM Initial  Mortgage  Loans or, as applicable,  any Subsequent  Mortgage Loans sold by GMACM as of each respective  Subsequent  Transfer Date: (A) the related  Mortgage Note and the Mortgage have not
been  assigned  or  pledged,   except  for  any  assignment  or  pledge  that  has  been  satisfied  and  released,
(B) immediately  prior to the assignment of the Mortgage Loans to the Purchaser(or to the Issuer in the case of the
Subsequent  Mortgage Loans sold by GMACM),  GMACM had good title thereto and (C) GMACM is the sole owner and holder of the Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than,  with respect to any Mortgage Loan in a second lien position,  the lien of the related first mortgage) of any nature and has full right and authority,  under all governmental  and regulatory  bodies having  jurisdiction  over the  ownership  of the  applicable  Mortgage  Loans to sell and assign the same  pursuant to this  Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv)     To the best of GMACM's knowledge,  there is no valid offset,  defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v)      To the best of GMACM's  knowledge,  there is no  delinquent  recording  or other tax or fee or  assessment lien against any related Mortgaged Property;

(vi)     To the best of GMACM's  knowledge,  there is no proceeding  pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii)    To the best of GMACM's  knowledge,  there are no  mechanics'  or similar  liens or claims  which have been filed for work,  labor or material  affecting the related  Mortgaged  Property  which are, or may be liens prior or equal to, or subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii)   As of the Cut-Off Date (or related  Subsequent  Cut-Off Date, as  applicable) no Mortgage Loan was 30 days or more  delinquent in payment of principal or interest,  and no more than 1.00% of the  Subsequent  Mortgage Loans have been 30 or more days delinquent in the twelve months preceding the applicable Subsequent Transfer Date;

(ix)     With respect to the GMACM Initial  Mortgage  Loans or, as applicable,  any Subsequent  Mortgage Loans sold by GMACM,  the related  Mortgage  File contains or will contain,  in  accordance  with the  definition of "Mortgage
File" in Appendix A to the Indenture,  each of the documents and instruments  specified to be included  therein (it being  understood  that the  Custodian  maintains  the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x)      The related  Mortgage  Note and the  related  Mortgage  at the time it was made  complied in all  material respects  with  applicable  local,  state and federal laws,  including,  but not limited to,  applicable  predatory lending laws;

(xi)     A title search or other  assurance  of title  customary in the  relevant  jurisdiction  was obtained  with respect to each Mortgage Loan;

(xii)    None of the Mortgaged  Properties is a mobile home or a manufactured  housing unit that is not permanently attached to its foundation;

(xiii)   As of the Cut-Off Date, (a) no more than  approximately  20.49% and 6.00% of the Initial  Mortgage  Loans,
by Cut-Off Date Principal, are secured by Mortgaged Properties located in California and Florida, respectively;

(xiv)    As of the Cut-Off Date or Subsequent  Cut-Off  Date,  the Combined  Loan-to-Value  Ratio for each Mortgage
Loan was not in excess of 100.00%;

(xv)     GMACM has not  transferred  the GMACM Initial  Mortgage Loans to the Purchaser or any Subsequent  Mortgage
Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvi)    As of the Cut-Off Date, no more than  approximately  34.43% of the Initial Mortgage Loans, by Cut-Off Date
Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a statistical property evaluation  method and all of the  appraisals on such  Mortgaged  Properties  have been  delivered by Basis100 Inc.
(also  known as  Solimar);  no more than  approximately  2.48% of the  Initial  Mortgage  Loans,  by  Cut-Off  Date
Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using the GMACM Stated Value method;  no more than  approximately  0.26% of the Initial Mortgage Loans, by Cut-Off Date Principal  Balance,  are
secured by Mortgaged  Properties which may have been appraised using a tax assessment;  no more than  approximately
3.57% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a broker price opinion;  no more than  approximately  44.63% of the Initial  Mortgage
Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a URAR Form 1004;  no more than  approximately  1.94% of the Initial  Mortgage  Loans,  by Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties  which may have been  appraised  using a Drive-By  Form 704; no more than  approximately  12.40% of the Initial  Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by
Mortgaged  Properties  which may have been appraised using Form 2055 (Exterior  Only);  no more than  approximately
0.29% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a Form 2055 (with Interior  Inspection);  and none of the Initial  Mortgage Loans, by
Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised  using a Form
2065;

(xvii)   Within a loan type,  and except as required by applicable  law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xviii)  To the best  knowledge  of GMACM,  the  physical  property  subject to each  Mortgage  is free of material damage and is in acceptable repair;

(xix)    GMACM has not received a notice of default of any senior  mortgage  loan  related to a Mortgaged  Property which has not been cured by a party other than the Servicer;

(xx)     None of the Mortgage Loans is a reverse mortgage loan;

(xxi)    No Initial Mortgage Loan has an original term to maturity in excess of 360 months;

(xxii)   As of the Cut-Off Date, all of the Initial  Mortgage  Loans are fixed rate. As of the Cut-Of Date,  38.33%
of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal,  are Balloon  Mortgage Loans. As of the Cut-Off Date,
the Loan Rates on the Initial  Mortgage  Loans range  between  5.200% and  15.825%.  As of the  Cut-Off  Date,  the
weighted  average  Loan  Rate for the  Initial  Mortgage  Loans  is  approximately  8.825%.  The  weighted  average remaining term to scheduled  maturity of the Initial  Mortgage Loans on a contractual  basis as of the Cut-Off Date is approximately 224 months;

(xxiii)  (A) Each Mortgaged  Property  consists of a single parcel of real property with a single family or two- to four-family  residence  erected  thereon,  or an  individual  condominium  unit,  planned  unit  development  unit,
manufactured  housing unit or a townhouse.  (B) With  respect to the Initial  Mortgage  Loans,  (a)   approximately
81.56% (by Cut-Off Date  Principal  Balance) are secured by real property with a single  family  residence  erected thereon,  (b) approximately  10.83% (by Cut-Off Date  Principal  Balance) are secured by real property  improved by planned  development  units,  (c) approximately  5.42% (by  Cut-Off  Date  Principal  Balance)  are secured by real property improved by individual  condominium  units,  (d) approximately  2.08% (by Cut-Off Date Principal  Balance)
are secured by real property with a two- to four-family  residence  erected thereon,  and  (e) approximately  0.11%
(by Cut-Off Date Principal Balance) are secured by real property improved by townhouses;

(xxiv)   As of the Cut-Off Date, no Initial Mortgage Loan had a principal balance in excess of $594,073.26.

(xxv)    No more than  approximately  94.63% of the Initial  Mortgage Loans, by aggregate  Principal  Balance as of the Cut-Off Date, are secured by second liens;

(xxvi)   A policy of hazard insurance and flood insurance,  if applicable,  was required from the Mortgagor for the
Mortgage Loan when the Mortgage Loan was originated;

(xxvii)  Other than with respect to a payment default,  there is no material  default,  breach,  violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's  knowledge, no event which,  with notice and  expiration  of any grace or cure  period,  would  constitute a material  default, breach,  violation or event of acceleration under the terms of any Mortgage Note or Mortgage,  and no such material default,  breach,  violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxviii) No instrument of release or waiver has been executed by GMACM or, to the best  knowledge of GMACM,  by any other person,  in connection with the Mortgage  Loans,  and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM, by any other person, in whole or in part from its obligations in connection therewith;

(xxix)   With  respect to each  Mortgage  Loan secured by a second  lien,  either (a) no consent for such  Mortgage
Loan was required by the holder or holders of the related  prior lien,  (b) such  consent has been  obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxx)    With respect to each  Mortgage  Loan,  to the extent  permitted by  applicable  law, the related  Mortgage contains  a  customary  provision  for the  acceleration  of the  payment of the  unpaid  Principal  Balance of the
Mortgage  Loan in the event the related  Mortgaged  Property is sold  without  the prior  consent of the  mortgagee thereunder;

(xxxi)   No Mortgage  Loan  provides for payments  that are subject to  reduction  by  withholding  taxes levied by foreign (non-United States) sovereign government;

(xxxii)  None of the Mortgage Loans are "high cost loans"  subject to the Home Ownership and Equity  Protection Act of 1994;

(xxxiii) As of the Cut-Off  Date,  none of the  Mortgage  Loans are "High Cost  Loans" or "Covered  Loans" (as such terms are  defined in the  version of  Appendix E to the  Standard  & Poor's  LEVELS  Glossary  in effect as of the
Closing Date);

(xxxiv)  None of the Initial  Mortgage  Loans are secured by Mortgaged  Properties  located in the State of Georgia and no Subsequent  Mortgage Loan shall be secured by Mortgaged  Properties  located in the State of Georgia if such
Mortgage Loan was originated prior to June 7, 2003 and subsequent to October 1, 2002;

(xxxv)   Each Initial  Mortgage Loan  constitutes a "qualified  mortgage" under Section  860G(a)(3)(A)  of the Code and Treasury Regulation Section 1.860G-2(a)(1);

(xxxvi)  GMACM  used no  selection  procedures  that  identified  the  Mortgage  Loans as being less  desirable  or valuable  than other  comparable  mortgage  loans  originated  or  acquired  by GMACM  under the GMACM Home  Equity
Program.  The  Mortgage  Loans are  representative  of GMACM's  portfolio  of home equity lines of credit that were originated under the GMACM Home Equity Program;

(xxxvii) No fraud or  misrepresentation  of a material fact with respect to the  origination of a Mortgage Loan has taken  place  on the part of  GMACM  and to the best of  GMACM's  knowledge,  no  fraud or  misrepresentation  of a material  fact with respect to the  origination  of a Mortgage Loan has taken place on the part of any third party, including without limitation the related mortgagor, connected with the origination of a Mortgage Loan; and

(xxxviii).........No  borrower  obtained  a  prepaid  single  premium  credit  life,  credit   disability,   credit
unemployment or credit property insurance policy in connection with the origination of the Mortgage Loans.

                  With respect to this Section 3.1(b),  representations  made by GMACM with respect to the WG Trust
Initial  Mortgage  Loans,  made as of the  Cut-Off  Date or the  Closing  Date or with  respect  to the  Subsequent
Mortgage  Loans sold by WG Trust 2003 and made as of the Subsequent  Cut-Off Date or the Subsequent  Transfer Date,
are made by GMACM  in its  capacity  as  Servicer.  Representations  made by GMACM  with  respect  to the  WG Trust
Initial  Mortgage Loans or the  Subsequent  Mortgage Loans sold by WG Trust 2003 and made as of any other date, are made by GMACM in its capacity as Seller.

         (c)  ....[Reserved].

         (d)......WG Trust  2003  Representations  and  Warranties.  WG Trust 2003  represents  and warrants to the
Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

         (I)      As to WG Trust 2003:

(i)      WG Trust 2003 is a Delaware  statutory trust duly organized,  validly  existing and in good standing under the laws of the State of Delaware;

(ii)     WG Trust  2003 has the power and authority to make,  execute,  deliver and perform its  obligations  under this  Agreement  and  each  Subsequent  Transfer  Agreement  to  which  it is a party  and all of the  transactions contemplated under this Agreement and each such Subsequent Transfer  Agreement,  and has taken all necessary action to  authorize  the  execution,  delivery  and  performance  of this  Agreement  and each such  Subsequent  Transfer
Agreement;

(iii)    WG Trust  2003 is not  required  to obtain the  consent  of any other  Person or any  consents,  licenses, approvals or  authorizations  from, or registrations or declarations  with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this Agreement or
any  Subsequent  Transfer  Agreement,  except  for  such  consents,  licenses,  approvals  or  authorizations,   or
registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)     The execution and delivery of this  Agreement and any Subsequent  Transfer  Agreement by WG Trust 2003 and
its performance and compliance  with the terms of this Agreement and each such Subsequent  Transfer  Agreement will not violate  WG Trust 2003's  organizational  documents or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or result in the material breach of,  any  material  contract,  agreement  or other  instrument  to which  WG Trust  2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

(v)      No litigation before any court,  tribunal or governmental body is currently  pending,  or to the knowledge of WG Trust 2003  threatened,  against  WG Trust 2003 or with respect to this Agreement or any Subsequent  Transfer
Agreement  that in the opinion of WG Trust  2003 has a reasonable  likelihood  of  resulting in a material  adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)     This Agreement and each Subsequent  Transfer  Agreement to which it is a party constitutes a legal,  valid and binding  obligation of WG Trust 2003,  enforceable  against WG Trust 2003 in accordance with its terms,  except as  enforceability  may be  limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other similar laws now or hereafter in effect  affecting the  enforcement  of creditors'  rights in general and except as such  enforceability may be limited by general  principles of equity (whether  considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii)    This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and interest of  WG Trust  2003 in and to the  WG Trust  2003  Initial  Mortgage  Loans,  including  the  Cut-Off  Date
Principal  Balances with respect to the WG Trust 2003 Initial  Mortgage Loans, all monies due or to become due with respect  thereto,  and all proceeds of such  Cut-Off  Date  Principal  Balances  with respect to the WG Trust  2003
Initial Mortgage Loans;  and this Agreement and the related  Subsequent  Transfer  Agreement,  when executed,  will constitute a valid transfer and  assignment to the Issuer of all right,  title and interest of WG Trust 2003 in and to the related  Subsequent  Mortgage Loans,  including the Cut-Off Date Principal  Balances existing on the related
Subsequent  Cut-Off Date, all monies due or to become due with respect  thereto,  and all proceeds thereof and such funds as are from time to time deposited in the Custodial  Account  (excluding any investment  earnings thereon) as assets of the Trust and all other  property  specified in the  definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust 2003; and

(viii)   WG Trust  2003 is not in  default  with  respect  to any  order  or  decree  of any  court  or any  order, regulation  or  demand  of any  federal,  state,  municipal  or  governmental  agency,  which  default  might  have consequences  that would  materially and adversely  affect the condition  (financial or otherwise) or operations of
WG Trust 2003 or its properties or might have consequences  that would materially  adversely affect its performance hereunder.

         (II).....As to the WG Trust  2003 Initial  Mortgage  Loans as of the Closing Date, or with respect to each
Subsequent Mortgage Loan as of the related Subsequent Transfer Date:

(i)      With respect to the WG Trust  2003 Initial  Mortgage  Loans or, as  applicable,  any  Subsequent  Mortgage
Loans sold by WG Trust  2003:  (A) the related  Mortgage  Note and the Mortgage  have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released,  (B) immediately  prior to the assignment of such  Mortgage  Loans to the Purchaser (or to the Issuer in the case of the  Subsequent  Mortgage  Loans sold by
WG Trust  2003),  WG Trust  2003 had good title  thereto and (C) WG Trust  2003 is the sole owner and holder of the
Mortgage Loan free and clear of any and all liens,  encumbrances,  pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position,  the lien of the related first  mortgage) of any nature and has full right and authority,  under all governmental and regulatory bodies having  jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii)     For each WG Trust 2003 Initial  Mortgage  Loans or, as applicable,  any Subsequent  Mortgage Loans sold by
WG Trust 2003, the related  Mortgage File contains or will contain each of the documents and instruments  specified to be included  therein in the  definition of "Mortgage  File" in Appendix A to the Indenture (it being  understood that the  Custodian  maintains  the Mortgage  Note related to each  Mortgage  File and the Servicer  maintains  the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(iii)    WG Trust 2003 has not  transferred  the WG Trust  2003 Initial  Mortgage  Loans to the Purchaser  with any intent to hinder, delay or defraud any of its creditors; and

(iv)     No instrument  of release or waiver has been  executed by WG Trust  2003 in  connection  with the WG Trust
Initial  Mortgage  Loans,  and no  Mortgagor  has been  released by WG Trust  2003,  in whole or in part,  from its obligations in connection therewith.

         (e)......Remedies.  Upon  discovery  by any  Seller  or  GMACM or upon  notice  from  the  Purchaser,  the
Enhancer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of such  Seller's  or  GMACM's  respective  representations  or  warranties  in  paragraphs  (a) or (d)(I)  above that materially  and adversely  affects the interests of the  Securityholders  or the Enhancer,  as  applicable,  in any
Mortgage  Loan,  GMACM or WG Trust 2003, as  applicable,  shall,  within 90 days of its discovery or its receipt of notice of such  breach,  either (i) cure such  breach in all  material  respects  or (ii) to the  extent  that such breach is with respect to a Mortgage  Loan or a Related  Document,  either (A)  repurchase  such Mortgage Loan from the Issuer at the  Repurchase  Price,  or (B) substitute  one or more Eligible  Substitute  Loans for such Mortgage
Loan, in each case in the manner and subject to the conditions and limitations set forth below.

         Upon  discovery  by any Seller or GMACM or upon  notice  from the  Purchaser,  the  Enhancer,  the Issuer,
GMACM,  the Owner  Trustee,  the Indenture  Trustee or the Custodian,  as applicable,  of a breach of a Seller's or
GMACM's  representations  or warranties in paragraphs (b) or (d)(II)  above,  with respect to any Mortgage Loan, or upon  the  occurrence  of a  Repurchase  Event,  that  materially  and  adversely  affects  the  interests  of  the
Securityholders,  the  Enhancer  or the  Purchaser  in such  Mortgage  Loan  (notice of which shall be given to the
Purchaser by the respective  Seller or GMACM, if it discovers the same),  notwithstanding  such Seller's or GMACM's lack of knowledge with respect to the substance of such  representation and warranty,  such Seller or GMACM, as the case may be,  shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  or, if such breach has the effect of making the Mortgage Loan fail to be a "qualified  mortgage"  within the meaning of Section
860G of the  Internal  Revenue  Code,  within 90 days  after the  discovery  thereof  by either  such  Seller,  the
Servicer,  the  Issuer,  the Owner  Trustee,  the  Indenture  Trustee or the  Purchaser  either cure such breach or
Repurchase  Event in all  material  respects or either (i)  repurchase  such  Mortgage  Loan from the Issuer at the
Repurchase  Price,  or (ii) substitute one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and  subject to the  conditions  set forth  below,  provided  that a Seller  shall have the option to substitute an Eligible  Substitute  Loan or Loans for such Mortgage  Loan only if such  substitution  occurs within two years  following the Closing Date. The Repurchase  Price for any such Mortgage Loan  repurchased by such Seller or GMACM shall be deposited or caused to be deposited by the  Servicer  into the  Custodial  Account.  Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

         In furtherance of the  foregoing,  if GMACM or the Seller that  repurchases or substitutes a Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R)System,  GMACM,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in recordable form to transfer  the  Mortgage  from MERS to GMACM or the Seller and shall cause such  Mortgage to be removed from registration on the MERS(R)System in accordance with MERS' rules and regulations.

         In the event that any Seller  elects to  substitute  an  Eligible  Substitute  Loan or Loans for a Deleted
Loan  pursuant to this  Section  3.1,  such Seller shall  deliver to the  Custodian  on behalf of the Issuer,  with respect to such Eligible  Substitute Loan or Loans, the original  Mortgage Note, with the Mortgage Note endorsed as required under the definition of "Mortgage File" and shall deliver the other  documents  required to be part of the
Mortgage File to the Servicer.  No  substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments  due with  respect to  Eligible  Substitute  Loans in the month of  substitution shall not be part of the Trust  Estate and will be retained by the  Servicer  and  remitted by the Servicer to such
Seller on the next  succeeding  Payment  Date,  provided  that a payment at least equal to the  applicable  Monthly
Payment  for such  month  in  respect  of the  Deleted  Loan has been  received  by the  Issuer.  For the  month of substitution,  distributions  to the Note Payment  Account  pursuant to the  Servicing  Agreement  will include the
Monthly  Payment due on a Deleted  Loan for such month and  thereafter  such Seller shall be entitled to retain all amounts  received in respect of such Deleted  Loan.  The  Servicer  shall amend or cause to be amended the Mortgage
Loan Schedule to reflect the removal of such Deleted Loan and the  substitution of the Eligible  Substitute Loan or
Loans and the Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the Owner  Trustee,  the  Indenture
Trustee and the Enhancer.  Upon such  substitution,  the Eligible  Substitute Loan or Loans shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all  respects,  GMACM  shall be deemed to have made the representations  and warranties with respect to the Eligible  Substitute Loan contained herein set forth in Section
3.1(b) (other than clauses  (viii)  (xiii),  (xxiv),  (xxv)(B),  (xxvi) and (xxvii)  thereof and other than clauses
(iii) and (ix) thereof in the case of Eligible  Substitute  Loans  substituted by WG Trust  2003); if the Seller is
WG Trust 2003,  WG Trust 2003 shall be deemed to have made the  representations and warranties set forth in Section
3.1(d)(II);  in each case, as of the date of  substitution,  and the related  Seller shall be deemed to have made a representation  and warranty that each Mortgage Loan so substituted is an Eligible  Substitute  Loan as of the date of  substitution.  In addition,  GMACM shall be obligated to repurchase or substitute  for any Eligible  Substitute
Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection with the  substitution of one or more Eligible  Substitute  Loans for one or more Deleted Loans,  the Servicer  shall  determine the amount (such amount,  a  "Substitution  Adjustment  Amount"),  if any,  by which the  aggregate  principal  balance  of all such
Eligible  Substitute Loans as of the date of substitution is less than the aggregate  principal balance of all such
Deleted  Loans  (after  application  of the  principal  portion  of the  Monthly  Payments  due  in  the  month  of substitution  that are to be distributed  to the Note Payment  Account in the month of  substitution).  Such Seller shall deposit the amount of such  shortfall  into the Custodial  Account on the date of  substitution,  without any reimbursement therefor.

         Notwithstanding  the  foregoing,  with  respect  to any  Mortgage  Loan  for  which a  breach  of  Section
3.1(b)(xv)  has  occurred,  no  substitutions  will be allowed  unless GMACM or WG Trust pays to the  Servicer,  an amount  sufficient to indemnify the Trust Fund,  Purchaser,  Issuer,  Enhancer and  Indenture  Trustee  against any losses, damages, penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim,  demand,  defense or assertion based on or grounded upon, or resulting from, a breach of such representation.

         Upon receipt by the Indenture  Trustee on behalf of the Issuer and the Custodian of written  notification, signed by a Servicing  Officer,  of the deposit of such  Repurchase  Price or of such  substitution  of an Eligible
Substitute  Loan (together  with the complete  related  Mortgage  File) and deposit of any applicable  Substitution
Adjustment Amount as provided above, the Custodian,  on behalf of the Indenture Trustee,  shall (i) release to such
Seller or GMACM,  as the case may be,  the  related  Mortgage  Note for the  Mortgage  Loan  being  repurchased  or substituted  for,  (ii) cause the  Servicer  to  release to such  Seller any  remaining  documents  in the  related
Mortgage  File which are held by the  Servicer,  and (iii) the  Indenture  Trustee  on behalf of the  Issuer  shall execute and deliver such  instruments  of transfer or  assignment  prepared by the  Servicer,  in each case without recourse,  as shall be necessary to vest in such Seller or GMACM,  as the case may be, or its  respective  designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

         It is  understood  and agreed  that the  obligation  of each  Seller and GMACM to cure any  breach,  or to repurchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing,  shall constitute the sole remedy respecting such breach available to the Purchaser,  the Issuer,  the  Certificateholders
(or the Owner  Trustee  on behalf of the  Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee on
behalf of the Noteholders) against such Seller and GMACM.

         It is understood and agreed that the  representations  and warranties set forth in this Section 3.1  shall survive delivery of the respective Mortgage Notes to the Issuer or the Custodian.

ARTICLE IV

                                                SELLERS' COVENANTS

Section 4.1.......Covenants of the Sellers.  Each Seller hereby covenants that,  except for the transfer  hereunder and as of any  Subsequent  Transfer  Date, it will not sell,  pledge,  assign or transfer to any other  Person,  or grant,  create,  incur or assume any Lien on any Mortgage Loan, or any interest  therein.  Each Seller shall notify the Issuer (in the case of the Initial  Mortgage  Loans,  as assignee of the  Purchaser),  of the  existence of any
Lien (other than as provided  above) on any Mortgage  Loan  immediately  upon  discovery  thereof;  and each Seller shall defend the right,  title and interest of the Issuer (in the case of the Initial  Mortgage  Loans, as assignee of the  Purchaser)  in, to and under the Mortgage  Loans  against all claims of third parties  claiming  through or under such Seller;  provided,  however,  that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other  governmental  charges if such taxes or governmental  charges shall not at the time be due and payable or if any Seller shall  currently be contesting  the validity  thereof in good faith by appropriate Proceedings.

ARTICLE V

                                                     SERVICING

Section 5.1.......Servicing.  GMACM shall service the Mortgage  Loans  pursuant to the terms and  conditions of the
Servicing  Agreement  and the Program Guide and shall  service the Mortgage  Loans  directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

                                      LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1.......Limitation  on Liability of the Sellers.  None of the  directors,  officers,  employees or agents of GMACM or  WG Trust  2003  shall be under any  liability  to the  Purchaser  or the  Issuer,  it being  expressly understood that all such liability is expressly  waived and released as a condition of, and as  consideration  for, the execution of this  Agreement  and any  Subsequent  Transfer  Agreement.  Except as and to the extent  expressly provided in the Servicing  Agreement,  GMACM and WG Trust 2003 shall not be under any liability to the Issuer,  the
Owner Trustee,  the Indenture  Trustee or the  Securityholders.  GMACM or WG Trust 2003 and any director,  officer, employee  or agent of GMACM or  WG Trust  2003 may  rely in good  faith on any  document  of any kind  prima  facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                                    TERMINATION

Section 7.1.......Termination.  The  obligations  and  responsibilities  of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

Section 8.1.......Amendment.  This  Agreement  may be amended  from time to time by the  parties  hereto by written agreement  with the prior  written  consent of the Enhancer  (which  consent shall not be  unreasonably  withheld), provided  that the Servicer,  the Enhancer and the  Indenture  Trustee shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event).

Section 8.2.......Governing  Law. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW  PRINCIPLES  THEREOF,  OTHER THAN SECTIONS  5-1401
AND 5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW,  AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3.......Notices.  Where this Agreement provides for notice,  certificates,  opinions,  reports or similar delivery  to be  given  to any  transaction  party  or to a  Rating  Agency,  a copy  of  such  document  shall  be contemporaneously  sent to the Enhancer.  All demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly  given if  personally  delivered  at or mailed by  registered  mail,  postage prepaid, addressed as follows:

(a)      if to the GMACM:

                               GMAC Mortgage, LLC
                               100 Witmer Road
                               Horsham, Pennsylvania  10944
                               Attention: Barry Bier, Executive Vice President
                               Re:    GMACM Home Equity Loan Trust 2007-HE2;

(b)      if to WG Trust 2003:

                               Walnut Grove Mortgage Loan Trust 2003-A
                               c/o Wilmington Trust Company
                               1100 North Market Street
                               Wilmington, Delaware 19890
                               Attention: Walnut Grove Mortgage Loan Trust 2003-A
                               Re:    GMACM Home Equity Loan Trust 2007-HE2;

(c)      if to the Purchaser:

                               Residential Asset Mortgage Products, Inc.
                               8400 Normandale Lake Boulevard
                               Minneapolis, Minnesota 55437
                               Attention:   President
                               Re:    GMACM Home Equity Loan Trust 2007-HE2;

(d)      if to the Indenture Trustee:

                               The Bank of New York Trust Company, N.A.
                               2 North LaSalle Street, Suite 1020
                               Chicago, Illinois 60602
                               Attention: Structured Finance Services - GMACM Home Equity Loan Trust Series
                               2007-HE2;

(e)      if to the Issuer:

                               c/o Wilmington Trust Company, as Owner Trustee
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, Delaware 19890-0001
                               Telecopier:  212-312-3215
                               Re:    Corporate Trust Services - GMACM Home Equity Loan Trust 2007-HE2; or

(f)      if to the Enhancer:

                               Financial Guaranty Insurance Company
                               125 Park Avenue
                               New York, New York 10017
                               Attention: Structured Finance - Surveillance

                               Re:    GMACM Home Equity Loan Trust 2007-HE2;
                               Telecopier:  (212) 312-3220;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4       Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be held  invalid  for any  reason  whatsoever,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  of  enforceability  of the other  provisions  of this
Agreement.

Section 8.5       Relationship  of Parties.  Nothing  herein  contained  shall be deemed or  construed  to create a partnership  or joint  venture  among the  parties  hereto,  and the  services  of GMACM  shall be  rendered  as an independent contractor and not as agent for the Purchaser.

Section 8.6       Counterparts.  This  Agreement  may be  executed  in any number of  counterparts,  each of which, when so executed,  shall be deemed to be an original and such counterparts,  together, shall constitute one and the same agreement.

Section 8.7       Further  Agreements.  The  parties  hereto  each agree to execute  and  deliver to the other such additional  documents,  instruments  or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8       Intention of the Parties.  It is the intention of the parties  hereto that the Purchaser  will be purchasing on the Closing Date,  and the Sellers will be selling on the Closing Date, the Initial  Mortgage  Loans, rather than the  Purchaser  providing a loan to the Sellers  secured by the Initial  Mortgage  Loans on the Closing
Date; and that the Issuer will be purchasing on each  Subsequent  Transfer Date, and the Sellers will be selling on each Subsequent  Transfer Date, the related Subsequent  Mortgage Loans,  rather than the Issuer providing a loan to the Sellers secured by the related Subsequent  Mortgage Loans on each Subsequent  Transfer Date.  Accordingly,  the parties  hereto  each  intend to treat  this  transaction  for  federal  income tax  purposes  as (i) a sale by the
Sellers,  and a purchase by the  Purchaser,  of the Initial  Mortgage  Loans on the Closing Date and (ii) a sale by the Sellers,  and a purchase by the Issuer, of the related  Subsequent  Mortgage Loans on each Subsequent  Transfer
Date.  The  Purchaser  and the  Issuer  shall  each have the right to review  the  Mortgage  Loans and the  Related
Documents  to  determine  the  characteristics  of the  Mortgage  Loans which will  affect the  federal  income tax consequences  of owning the Mortgage Loans,  and each Seller shall  cooperate with all reasonable  requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9       Successors and Assigns; Assignment of this Agreement.

(a)      This  Agreement  shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective  permitted  successors  and  assigns.  The  obligations  of each Seller under this  Agreement  cannot be assigned or delegated to a third party without the consent of the Enhancer and the  Purchaser  (and the Issuer with respect to the  transfer  of any  Subsequent  Mortgage  Loans),  which  consent  shall be at the  Purchaser's  sole discretion  (and the Issuer's  sole  discretion  with respect to the transfer of any  Subsequent  Mortgage  Loans);
provided,  that each Seller may assign its  obligations  hereunder to any  Affiliate of such Seller,  to any Person succeeding  to the  business  of such  Seller,  to any Person  into  which such  Seller is merged and to any Person resulting  from any  merger,  conversion  or  consolidation  to which such Seller is a party.  The  parties  hereto acknowledge  that (i) the Purchaser is acquiring the Initial  Mortgage Loans for the purpose of  contributing  them to the GMACM Home Equity Loan Trust  2007-HE2 and (ii) the Issuer is acquiring the  Subsequent  Mortgage  Loans for the purpose of pledging the Subsequent  Mortgage Loans to the Indenture  Trustee for the benefit of the Noteholders and the Enhancer.

(b)      As an  inducement  to the  Purchaser  and the Issuer to  purchase  the Initial  Mortgage  Loans and to the
Issuer to purchase any Subsequent  Mortgage Loans,  each Seller  acknowledges and consents to (i) the assignment by the  Purchaser  to the Issuer of all of the  Purchaser's  rights  against  any Seller  pursuant  to this  Agreement insofar as such rights relate to the Initial  Mortgage Loans  transferred  to the Issuer and to the  enforcement or exercise of any right or remedy  against any of the Sellers  pursuant  to this  Agreement  by the Issuer,  (ii) the enforcement  or exercise of any right or remedy  against any of the  Sellers  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the Issuer's  pledge of its interest in this Agreement to the Indenture  Trustee and the  enforcement  by the  Indenture  Trustee of any such right or remedy  against any Seller  following an Event of
Default  under the  Indenture.  Such  enforcement  of a right or  remedy by the  Issuer,  the  Owner  Trustee,  the
Enhancer or the Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10      Survival.  The  representations  and warranties  made herein by each Seller and the provisions of
Article VI hereof  shall  survive  the  purchase  of the  Initial  Mortgage  Loans  hereunder  and any  transfer of
Subsequent Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11      Third Party  Beneficiary.  The Enhancer  shall be a third party  beneficiary  hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

         IN WITNESS  WHEREOF,  the  parties  hereto  have caused  their  names to be signed to this  Mortgage  Loan
Purchase  Agreement by their  respective  officers  thereunto  duly  authorized  as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Purchaser

                                                     By:
                                                           Name: Patricia C. Taylor
                                                           Title:   Vice President

                                                     GMAC MORTGAGE, LLC,
                                                           as Seller and Servicer

                                                     By:
                                                           Name:
                                                           Title:

                                                     WALNUT GROVE MORTGAGE LOAN
                                                     TRUST 2003-A, as Seller

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:
                                                           Name:
                                                           Title:

                                      [Signatures Continue On Following Page]

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE2, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:
                                                           Name:
                                                           Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its
                                                     individual capacity but solely as Indenture Trustee

                                                     By:
                                                           Name:
                                                           Title:

                                                     EXHIBIT 1
                                              MORTGAGE LOAN SCHEDULE

                                            [On file with the Servicer]

                                                     EXHIBIT 2

                                       FORM OF SUBSEQUENT TRANSFER AGREEMENT

         Pursuant  to  this  Subsequent   Transfer   Agreement  No.            (the   "Agreement"),   dated  as  of
                    ,            ,  between [_________], as seller (the "Seller"), and GMACM Home Equity Loan Trust
2007-HE2,  as issuer (the  "Issuer"),  and pursuant to the mortgage  loan purchase  agreement  dated as of June 28,
2007 (the "Mortgage Loan Purchase  Agreement"),  among GMAC Mortgage,  LLC, as a seller and servicer,  Walnut Grove
Mortgage  Loan  Trust  2003-A,  as  a  Seller,  Residential  Asset  Mortgage  Products,  Inc.,  as  purchaser  (the
"Purchaser"),  the Issuer and The Bank of New York Trust  Company,  N.A.,  as  indenture  trustee  (the  "Indenture
Trustee"),  the  Seller  and the  Issuer  agree to the sale by the  Seller  and the  purchase  by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the  indenture  dated as of June 28, 2007,  between the Issuer and the  Indenture  Trustee,  which  meanings are incorporated  by reference  herein.  All other  capitalized  terms used herein  shall have the  meanings  specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the  Issuer,  without recourse,  all of its right,  title and interest in and to the Subsequent  Mortgage Loans,  all principal  received and interest  thereon on and after the  Subsequent  Cut-Off  Date,  all monies due or to become due thereon and all items with respect to the Subsequent  Mortgage  Loans to be delivered  pursuant to Section 2.2 of the Mortgage Loan
Purchase Agreement;  provided,  however,  that the Seller reserves and retains all right, title and interest in and to principal  received and interest  accruing on the  Subsequent  Mortgage  Loans prior to the  Subsequent  Cut-Off
Date. The Seller,  contemporaneously  with the delivery of this Agreement,  has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

         The  transfer to the Issuer by the Seller of the  Subsequent  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule  shall be absolute and is intended by the parties  hereto to  constitute a sale by the Seller to the
Issuer on the  Subsequent  Transfer  Date of all the Seller's  right,  title and interest in and to the  Subsequent
Mortgage Loans, and other property as and to the extent described  above, and the Issuer hereby  acknowledges  such transfer.  In the event the  transactions  set forth  herein  shall be deemed not to be a sale,  the Seller  hereby grants to the Issuer as of the Subsequent  Transfer Date a security  interest in all of the Seller's  right,  title and interest in, to and under all accounts, chattel papers, general intangibles,  contract rights,  certificates of deposit,  deposit accounts,  instruments,  documents,  letters of credit,  money, payment  intangibles,  advices of credit,  investment  property,  goods and other property  consisting of, arising under or related to the Subsequent
Mortgage Loans, and such other property,  to secure all of the Issuer's obligations  hereunder,  and this Agreement shall  constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken such actions and to execute such  documents,  including  without  limitation the filing of all necessary UCC-1 financing statements  filed in the State of Delaware and the  Commonwealth  of  Pennsylvania  (which  shall be submitted  for filing as of the Subsequent  Transfer Date),  any  continuation  statements with respect thereto and any amendments thereto  required  to  reflect a change  in the name or  corporate  structure  of the  Seller or the  filing of any additional  UCC-1 financing  statements due to the change in the principal  office or jurisdiction of incorporation of the Seller,  as are  necessary to perfect and protect the Issuer's  interests in each  Subsequent  Mortgage Loan and the proceeds thereof.

         (b)      The  expenses  and  costs  relating  to the  delivery  of the  Subsequent  Mortgage  Loans,  this
Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a)      The  Seller  hereby  affirms  the  representations  and  warranties  made by it and set  forth in
Section 3.1 of the Mortgage Loan Purchase  Agreement that relate to the Seller or the Subsequent  Mortgage Loans as of the date hereof.  The Seller hereby  confirms  that each of the  conditions  set forth in Section  2.2(b) of the
Mortgage Loan  Purchase  Agreement  are  satisfied as of the date hereof and further  represents  and warrants that each Subsequent  Mortgage Loan complies with the  requirements of this Agreement and Section 2.2(c) of the Mortgage
Loan Purchase  Agreement.  GMACM, as Servicer of the Subsequent  Mortgage Loans hereby affirms the  representations and  warranties  made by it regarding  the  Subsequent  Mortgage  Loans as set forth in Section 3.1 of the Mortgage
Loan Purchase Agreement.

         (b)      The Seller is solvent,  is able to pay its debts as they  become due and has  capital  sufficient to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the  execution and delivery of this  Agreement  or by the  performance  of its  obligations  hereunder  nor is it aware of any pending insolvency;  no petition of bankruptcy (or similar  insolvency  proceeding) has been filed by or against the Seller prior to the date hereof.

         (c)      All terms and  conditions  of the Mortgage  Loan Purchase  Agreement  relating to the  Subsequent
Mortgage  Loans are hereby  ratified  and  confirmed;  provided,  however,  that in the event of any  conflict  the provisions  of this  Agreement  shall  control  over the  conflicting  provisions  of the  Mortgage  Loan  Purchase
Agreement.

         Section 3.        Recordation  of  Instrument.  To the extent  permitted by applicable law or a memorandum thereof if permitted  under  applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real property records in all of the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the related  Mortgages  are situated,  and in any other  appropriate  public  recording office or elsewhere,  such recordation to be effected by the Servicer at the  Noteholders'  expense on direction of the  Noteholders of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes or the
Enhancer,  but only when  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially  affects the interests of the  Noteholders or the Enhancer or is necessary for the  administration  or servicing of the Subsequent Mortgage Loans.

         Section 4.        GOVERNING  LAW. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

         Section 5.        Counterparts.  This Agreement may be executed in  counterparts,  each of which,  when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                                     [__________________________________],
                                                        as Seller

                                                     By:
                                                           Name:
                                                           Title:

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE2, as Issuer

                                                     By:   WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:
                                                           Name:
                                                           Title:

                                                     GMAC MORTGAGE, LLC,
                                                        as Servicer

                                                     By:
                                                           Name:
                                                           Title:

                                                    Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Seller's Officer's Certificate.
D.       Seller's Officer's Certificate (confirmation of Enhancer approval).

                                       GMACM HOME EQUITY LOAN TRUST 2007-HE2

                               ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing Date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                                               100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                                                         months
       2.     Minimum Loan Rate:                                                                                                       %
       3.     Maximum Loan Rate:                                                                                                       %
       4.     WAC of all Subsequent Mortgage Loans:                                                                                    %
       5.     WAM of all Subsequent Mortgage Loans:                                                                                    %
       6.     Largest Principal Balance:                                                                                    $
       7.     Non-owner occupied Mortgaged Properties:                                                                                 %
       8.     California zip code concentrations:                                                                               % and      %
       9.     Condominiums:                                                                                                            %
       10.    Single-family:                                                                                                           %
       11.    Weighted average term since origination:                                                                                %
       12.    Principal balance of Subsequent Mortgage Loans with respect to which the Mortgagor is an employee of GMACM    $
              or an affiliate of GMACM:
       13.    Number of Subsequent Mortgage Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                                     EXHIBIT 3

                                              FORM OF ADDITION NOTICE

DATE:

The Bank of New York Trust Company, N.A.                                        Moody's Investors Service, Inc.
2 North LaSalle Street, Suite 1020                                              99 Church Street
Chicago, Illinois 60602                                                         New York, New York 10007

Financial Guaranty Insurance Company                                            Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
125 Park Avenue                                                                 55 Water Street
New York, New York 10017                                                        New York, New York 10041-0003
Re:  GMACM Home Equity Loan Trust 2007-HE2

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                                     Re: GMACM Home Equity Loan Trust 2007-HE2

Ladies and Gentlemen:

         Pursuant to Section 2.2 of the mortgage loan purchase  agreement dated as of June 28, 2007  (the "Purchase
Agreement"),  among GMAC Mortgage,  LLC, as a Seller and Servicer,  Walnut Grove  Mortgage Loan Trust 2003-A,  as a
Seller,  Residential Asset Mortgage Products, Inc., as Purchaser,  GMACM Home Equity Loan Trust 2007-HE2, as Issuer
and The Bank of New York Trust  Company,  N.A., as Indenture  Trustee,  the Seller has  designated  the  Subsequent
Mortgage  Loans  identified  on  the  Mortgage  Loan  Schedule  attached  hereto  to  be  sold  to  the  Issuer  on
                ,          , with an aggregate Principal Balance of $            .  Capitalized terms not otherwise
defined  herein have the meaning set forth in the Appendix A to the  indenture  dated as of June 28, 2007,  between the Issuer and the Indenture Trustee.

         Please  acknowledge  your  receipt  of this  notice  by  countersigning  the  enclosed  copy in the  space indicated below and returning it to the attention of the undersigned.

                                                     Very truly yours,

                                                     [____________________________],
                                                        as Seller

                                                     By:
                                                           Name:
                                                           Title:

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK NATIONAL ASSOCIATION,
     as Indenture Trustee

By:
     Name:
     Title: